Rowan Companies, Inc.

Investor Presentation

May, 2010



Rowan Companies, Inc.

Offshore Drilling





Land Drilling



Offshore Products



Mining Products



Drilling Systems



Steel Products

Manufacturing

Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
10%
31%
59%
10%
32%
58%
2008
2009
2010E


EBITDA
USD MM
$800
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
79%
6%
7%
87%
6%
9%
85%
2008
2009
2010E

Land Manufacturing Offshore

Company Highlights

Leading Global, High-spec Jack-up Company

- Owns 11 of the top 30 jack-ups in the world
- One of the youngest fleets in the world
- Focused on customers with deep, difficult wells
- Geographically diversified
- Achieve premium day rates and utilization

Strategically Focused On Offshore Drilling

- Seek to expand into deepwater and/or consolidate high-end jack-ups
- Separate land drilling and manufacturing at the appropriate time

Conservative Financial Profile With Strong Balance Sheet

- Investment grade rating with strong liquidity
- Focused on cost control and capital spending discipline
- New rig construction fully funded from cash and operations

Rowan's Jack-up Fleet Focuses On *Hard-to-Drill* Wells

- 24 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - » 12 high-spec cantilever jack-up rigs, 9 premium jack-ups, and 3 commodity jack-up rigs with skid-base capability
  - » 4 additional high-spec rigs under construction


North Sea: 2
Canada: 1
Egypt: 1
US GOM: 9
Middle East: 9
Mexico: 1
West Africa: 1

High-spec rigs are defined as jack-ups with 2 million pound hook-load capacity or greater

Rowan's Jack-ups Offer Expanded Capabilities


607 ft
2MM lb
4/2200 HP
100 ft

Rowan Super Gorilla VI

Leg Length

Longer legs provide the ability to drill in deeper water

Hook-Load Capacity

Higher hook-load capacity facilitates drilling deeper wells with heavier casing programs

Mud Pump Horsepower

Larger pumps increase hydraulic horsepower which improves drilling penetration rate and efficiency

Cantilever Reach

Longer reach allows greater access to multiple wellbores on existing platforms

Rowan Has 4 High-Spec Jack-Ups Under Construction


1

Rowan EXL #2

Delivery Q3 2010


2

Rowan EXL #3

Delivery Q1 2011


3

Joe Douglas
(240C#3)

Delivery Q3 2011


4

Rowan EXL #4

Delivery Q1 2012

Rowan Will Own 43% Of The Global High-Spec Fleet

Including newbuilds scheduled for delivery between now and 2012


37 High-Spec Jack-ups
By 2012
488 Total Jack-ups [1]
By 2012
43%
16 Rowan
Jack-ups
57%
21 Other
8%

[1] Total jack-ups at completion of newbuild program excluding newbuild NOCs, cancellation candidates, and newbuilds going to China / Iran

Rowan's Fleet Is Young Compared To Peers



Years
35
30
25
20
15
10
5
0
18
24
27
27
28
32
Rowan
24 Rigs
Ensco
39 Rigs
Transocean
65 Rigs
Diamond
13 Rigs
Noble
40 Rigs
Pride
7 Rigs

ODS-Petrodata Created A Jack-up Marketability Index

ODS-Petrodata Selected Characteristics

» Rig Maximum Water Depth	» Variable Load
» Derrick Capacity	» Total Mudpump Horsepower
» Drawworks Horsepower	» Total Engine Horsepower
» Maximum Drilling depth	» BOP Working Pressure
» Harsh Environment Capability	» Cantilever Capacity
» Quarter Capacity	» Cantilever Reach

Rowan Dominates The High-End Of The ODS Index



Ownership Of Top 30 Global Jack-up Rigs (1)
Rigs
12
10
8
6
4
2
0
Rowan
Maersk
Transocean
Noble
Skeie Drilling & Production
Seadrill

(1) Based on report published by ODS-Petrodata at Company's request, includes newbuilds

Rowan Continues to Diversify Away From U.S. GoM


Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of Mexico
22


Today
24 Total Rigs
Mexico
Egypt
West Africa
1
1
1
Gulf of Mexico
9
Middle East
9
2
1
North Sea
Canada

Rowan's Tender And Inquiry Activity Is High



North Sea
15 2 3
Eastern Canada
1 0 0
Mediterranean
1 0 1
US GOM/Mexico
0 4 5
Middle East
8 1 6
Southeast Asia
6 1 4
India
0 0 5
C&S America
3 0 0
West Africa
2 0 0

Demand for Rigs

Submitted	36
In House	8
Expected	24

Substantial Liquidity, Investment Grade Credit Rating

		Actual 3/31/2010
Cash	$	522
Credit Facility (1)		155
Total Liquidity	$	677
Total Debt-to-Cap		20.8%
Net Debt-to-Cap		7.8%
Total Debt-to-LTM EBITDA		1.35
Net Debt-to-LTM EBITDA		0.50

(1) Represents available borrowings under $155 million revolving credit facility

Rowan Newbuild CAPEX Mostly Complete After 2010


USD MM
$400
$300
$200
$100
$0
2010
2011
2012
EXL
240C

Seeking To Enhance Our Leadership Position

High-end Jack-up Consolidation and Deepwater Entry Both Attractive

- Monitoring all opportunities
- Ready to move on a sensible transaction
  - » Financially flexible
  - » Worldwide marketing organization
  - » Strong operational reputation
- No plans for speculative rig building or purchases

Outlook For Offshore Drilling Markets

- Global jack-up markets are strengthening
  - » E&P capex budgets for 2010 expected to be up 11%
- Operator preference for higher-specification jack-ups and land rigs
  - » Fixtures for premium and high-spec jack-ups appear to be bottoming well above breakeven day rates
  - » Rates for older, smaller jack-ups remain under considerable pressure
- New fixtures for ultra-deepwater have slowed and new capacity is coming into the market

Tenders Are Requiring Greater Rig Capabilities

Rowan 2009 to Present Tenders & Inquiries	% of Current Jack-up Fleet
» 64% required 300 ft IC or greater	54%
» 37% required three mud pumps	44%
» 35% required 1.5M pound hook-load or greater	27%
» 16% required 70 ft cantilever reach or greater	19%

Premium Jack-Ups Driving International Demand



Jack-up Rig Count
400
350
300
250
200
150
100
50
0
West Africa
Latin America / Mexico
Indian Ocean
North Sea / Eastern Canada
Asia Pacific
Middle East / Med
US Gulf of Mexico
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1

Worldwide JU Utilization=76% (81% Excluding U.S. GOM)



North Sea
84%
31 6
Eastern Canada
100%
1 0
Mediterranean
91%
20 2
Middle East
76%
89 28
US GOM
53%
42 38
Southeast Asia
75%
40 13
Mexico
93%
26 2
C&S America
65%
11 6
India Ocean
91%
30 3
West Africa
70%
21 9
Australia
100%
1 0
Contracted
Not Contracted

Utilization At 90% For Highest Capability Jack-Ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft IC+	125	90%	27%
300 ft IC	128	77%	28%
<= 250 ft IC	121	79%	27%
IS	25	68%	5%
MC + MS	62	42%	13%
Total	**461**	**76%**	**100%**
High-Spec	28	93%	6%

Day Rates Significantly Higher For More Capable JUs


Average Fixtures
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MC
IS
<=250 ft IC
300 ft IC
350 ft IC+
High-Spec

Fixture day rates: The rates agreed upon over the last six months (contract may not have commenced)

Excluding 350'IC+, 87% of Fleet >25 Years Old

Age of Fleet at YE 2012


350'IC+
21%
11%
68%
All Other Jack-ups
10%
3%
87%
< 10 years
10-24 years
25+ years

Relevant JU Supply Is Lower Than Apparent Supply

- Of 53 newbuilds, 26 may be cancelled or not enter competitive markets
- Only 9 newbuilds are high-spec, and 4 are Rowan's
- 64 rigs are cold stacked



Rigs
550
500
450
400
350
300
461
53
514
37
27
3
14
9
47
377
Current Fleet
Newbuilds
Fleet 2012
Cold Stacked MC/MS/IS
Cold Stacked IC
Newbuilds NOC
Cancellation Candidates
NewBuilds Going To China/Iran
Current China / Iran Fleet
Relevant Supply

Source: ODS-Petrodata, Company estimates

Global Jack-up Fleet Growing Less Than Deepwater

350'IC+ Jack-ups
144% Increase



Rigs
150
100
50
0
61
125
149
May 2005
May 2010
YE 2012

24 Scheduled Newbuilds*
18 Uncontracted

7500'+ Floaters
345% Increase



Rigs
150
100
50
0
29
71
129
May 2005
May 2010
YE 2014

58 Scheduled Newbuilds*
25 Uncontracted

*Newbuild numbers exclude cancellation candidates and those units intended for non competitive markets (China / Iran)

High-End U.S. Land Rig Market Has Recovered Strongly

- Despite weak natural gas prices, E&Ps are well hedged near term providing visibility for now
- U.S. land rig counts are recovering
- The number of U.S. land rigs drilling horizontal wells is at an all time high
- U.S. land rig day rates continue to recover, especially for higher-capable rigs with greater horsepower
- Like offshore drilling, increasingly, land drilling operators are requiring highly capably rigs as drilling is becoming more challenging

Rowan Land Rigs Suited For Current Requirements

- 30 marketed rigs 87% contracted vs. 65% industry utilization
  - » Texas (20 rigs), Louisiana (8 rigs), Alaska (1 rig), and Oklahoma (1 rig)
- Ideally suited for horizontal drilling
  - » 28 of our land rigs are 2,000 HP or greater
  - » 19 are AC drive
  - » 88% of contracted fleet in Gas and Shale regions


Deep Bossier Gas Play: 7 rigs
Haynesville Shale Play: 14 rigs

* Source: The Land Rig Newsletter April 2010, Volume 32, Number 4

LeTourneau Technologies, Inc.


LINCS

LeTourneau Offshore Products







- Ability to supply and allow emerging countries to establish jack-up shipyards with LeTourneau jack-up designs and high margin kits (legs, elevating systems, cantilevers, cranes)
- One-third of the rigs in the world are LeTourneau designed rigs

LeTourneau Drilling Systems


Top Drives


Traveling Blocks


Mud Pumps


Drawworks


Replacement Parts & Service

- Innovative designs – direct top drives, balanced mud pump crank shaft
- Growing aftermarket business

LeTourneau Mining Products

- Leading market share for large front loaders
- More sizes and bigger payloads than any other supplier



LeTourneau Supported By External Backlog

2010 Outlook

- Revenues expected to be up slightly
- Margins improving
- Expect to ship 21 mining loaders in 2010, up from 14 in 2009
- Land rig package inquiries up
- Working off backlog for three jack-up kits

$392 MM in Backlog (3/31/10)


Steel Products 2%
Offshore Products
22%
Drilling Systems
55%
21%
Mining & Forestry Products

Summary

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 jack-ups in the world • One of the youngest fleets in the world • Focused on customers with deep, difficult wells • Geographically diversified • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • New rig construction fully funded from cash and operations

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com




